PREPAID EXPENSES AND OTHER (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Settlements and collateral due from third-party lenders (Note 1)	$ 17,205	$ 17,943
Fees receivable for third-party loans	13,771	15,059
Prepaid expenses	6,456	6,505
Other assets	6,156	1,866
Total	$ 43,588	$ 41,373